EXHIBIT 99.1
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JONES LANG LASALLE - PAGE 1:



                          JONES LANG LASALLE

                             NOVEMBER 2002




[ Jones Lang LaSalle Logo ]


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JONES LANG LASALLE - PAGE - 2:




                                AGENDA



                           COMPANY OVERVIEW



                     DRIVING FINANCIAL PERFORMANCE






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JONES LANG LASALLE - PAGE - 3:




      HISTORY OF JONES LANG LASALLE - BUILDING A GLOBAL PLATFORM



          Jones Lang LaSalle created by the merger of equals
            Integrated global platform (NYSE ticker "JLL")


                                 1999




                                 1998

        LaSalle Partners acquires Compass Management & Leasing




                                 1997


            LaSalle Partners initial public offering - NYSE




                                 1968

                  LaSalle Partners founded in Chicago




                                 1958

                  Jones Lang Wootton expands overseas




                                 1783

                 Jones Lang Wootton founded in London


















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JONES LANG LASALLE - PAGE - 4:




                              OUR MISSION


                   To deliver exceptional strategic,

                     fully integrated services and

                   solutions for real estate owners,

                        occupiers and investors

                               worldwide






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JONES LANG LASALLE - PAGE - 5:




                         CLIENT SERVICE MODEL



[ Graphic indicating - Owners & Occupiers and Investors encircling and indicating - ]



                     Strategic Solutions - through

                 Research                    Global Capabilities


                 Technology                  Innovation




     CORPORATE SOLUTIONS                     INVESTOR SERVICES

     -     Space Acquisition                 -     Buying & Selling
     -     Space Disposition                 -     Leasing
     -     Facilities Management             -     Property Management
     -     Project & Development             -     Project & Development
             Services                                Services
     -     Consulting                        -     Consulting



     CAPITAL MARKETS                         INVESTMENT MANAGEMENT

     -     Acquisitions & Dispositions       -     Investment Strategy
     -     Corporate Finance                 -     Private & Public
     -     Financial Restructuring                   Markets
     -     Sale & Leaseback                  -     Direct & Indirect
     -     Debt & Equity Raising                     Investment
     -     Partnering                        -     Income, Growth &
                                                     Opportunistic
                                                     Programs





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JONES LANG LASALLE - PAGE - 6:




OUR VISION -- To Be The Chosen Real Estate Expert and Strategic Advisor To
     The Leading Owners, Occupiers and Investors Around the World




           THREE YEAR OBJECTIVES FOR OUR STAKEHOLDER GROUPS

 ---------------------  ---------------------   ---------------------
        CLIENTS                PEOPLE               SHAREHOLDERS
  To be our clients'     To attract, develop         To deliver
  trusted advisor &       & retain the best     consistently success-
  preferred business           people              ful financial
        partner                                      performance
 ---------------------  ---------------------   ---------------------

..  50% of our top 100    .  90% of our people    .  15% long-term
   clients take a           would recommend         earnings growth
   minimum of 2 services    our Firm as an
   and employ our Firm      employer             .  Improve margins year
   in those of our                                  over year
   regions in which
   they operate          .  Improve the average  .  Create a strong
                            employee satisfac-      balance sheet
..  Improve the average      tion rating each        (Leverage 1:4)
   client satisfaction      year, achieving a
   ratings each year        rating of at least   .  15+% ROE
   achieving at least       4.5 in 2004
   4.5 in 2004
                         .  Reduce voluntary
                            turnover to 10%
                            maximum by 2004

 ---------------------  ---------------------   ---------------------




                        FIVE GLOBAL STRATEGIES

 -------------  ------------- ------------  ------------  ------------

    Exceed        Deliver a     Develop a      Achieve       Improve
    Client       recognised       high      sustainable,   operational
 Expectations        and       performance   profitable    efficiency
                  differen-       team         growth
                tiated brand     culture

 -------------  ------------- ------------  ------------  ------------






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JONES LANG LASALLE - PAGE - 7:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2001
                           GEOGRAPHIC SPREAD
                           -----------------


                          Europe       --    43%
                          Americas     --    42%
                          Asia Pacific --    15%



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JONES LANG LASALLE - PAGE - 8:




                      DIVERSIFIED REVENUE SOURCES



[ Graphic  / Pie Charts indicating ]



                                 2001
                         BUSINESS UNIT SPREAD
                         --------------------


                        IMPLEMENTATION SERVICES

                      Valuations & Consulting -- 8%
                      Capital Markets -- 18%
                      Agency Leasing -- 18%
                      Tenant Representation -- 10%


                   MANAGEMENT AND ADVISORY SERVICES

                      Property Management (Investors) -- 19%
                      Property Management (Corporates) -- 5%
                      Project and Development Management -- 11%
                      Investment Management -- 11%




                 ANNUITY-LIKE REVENUE GREATER THAN 50%







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JONES LANG LASALLE - PAGE - 9:




                     CAPITALIZING ON OUR STRENGTHS



-------------------------------------------------------------------------
GROWTH DRIVER       OUR STRENGTHS               HOW WE CAPITALIZE
-------------------------------------------------------------------------


Fragmented          . Integrated global         . Apply "Best
  industry            platform                    Practices"

                    . Breadth of services       . Disciplined client
                                                  relationship
                                                  management


-------------------------------------------------------------------------

Outsourcing         . Global platform           . Deliver integrated
                                                  services

                    . Consistent service        . Create client
                                                  efficiency with
                    . Innovative technology       technology


-------------------------------------------------------------------------


Cross-border        . Global platform           . Expand Capital Markets
  capital flows                                   and Corporate Finance
                    . Investment management       capabilities geo-
                      expertise                   graphically

                    . Global research           . Deploy co-investment
                                                  capital in Investment
                                                  Management business


-------------------------------------------------------------------------


Share of client     . Consistent service        . Convert 1X clients
                                                  to 2X and 3X
                    . Integrated marketing
                                                . Explicit cross-
                                                  selling objectives


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 10:




                THE LEADING REAL ESTATE SERVICES BRAND



           .     #1 Global Platform

                 -    100 markets on five continents

                 -    7,200 real estate professionals

                 -    Technology leader



           .     #1 Property Manager in the World

                 -    725 million s.f. under management



           .     #3 Real Estate Investment Advisor in the World

                 -    $23 billion of assets under management



           .     #1 Real Estate Research Firm in the World

                 -    160 dedicated professionals






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JONES LANG LASALLE - PAGE - 11:




                     [ JONES LANG LASALLE - LOGO ]



                     DRIVING FINANCIAL PERFORMANCE




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JONES LANG LASALLE - PAGE - 12:




                 PERFORMED IN A TOUGH 2001 ENVIRONMENT


$MM (except per share data)

                                         Actual
                                 ----------------------   % Change
                                 2001 (1)      2000 (2)   Prior Year
                                 --------      --------   ----------

  Revenue                          $ 882         $ 923        (4.4%)

  Operating Expenses                 792           831        (4.7%)

  ADJUSTED OPERATING INCOME           90            92        (2.2%)

  Interest Expense                    20            27       (25.9%)

  Income Taxes                        29            25        16.0%

  ADJUSTED NET INCOME              $  41         $  40         --

  ADJUSTED EPS                     $1.31         $1.31         --

                                   -----         -----        -----
  Adjusted EBITDA                  $ 137         $ 135         1.5%
                                   =====         =====        =====



Notes:

     (1)   Adjusted to exclude non-operating charges.

     (2) Adjusted to exclude non-recurring merger related charges and include impact of SAB 101.






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JONES LANG LASALLE - PAGE - 13:




                 STRONG BALANCE SHEET AND DEBT RATINGS



-----------------------------
Current Debt Ratings:

  Standard & Poor's:   BBB-
  Moody's:             Bal
-----------------------------



$MM

                                 09/30/02      09/30/01     09/30/00
                                 --------      --------     --------

  Short-term Borrowings             $ 16          $ 10         $ 13

  Long-term Debt:

    Credit Facilities                 61           115          146

    Senior Notes (1)                 163           150          146
                                    ----          ----         ----

  TOTAL FUNDED DEBT                  240           275          305

  Minority Interest                    3             1            1

  Book Equity                        345           313          325
                                    ----          ----         ----

        Total Capitalization        $588          $589         $631
                                    ====          ====         ====



Notes: (1) EUR 165 million.




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JONES LANG LASALLE - PAGE - 14:




                 OPERATING IN A DIFFICULT ENVIRONMENT



     .     REVENUE OPPORTUNITIES

           -     Capitalize on Outsourcing trend

           -     Increase share of clients and market - 1X to 2x and 3x

           - Develop Corporate Solutions business in Europe and expand Investor Services business in Americas

           -     Expand Investment Management business in all regions




     .     OPERATING EFFICIENCY

           - Continue to focus on cost management and streamline back office

           - Apply client profitability model in rationalizing clients and geographic markets

           - Remain a leader in information technology, improving client service, reducing operating costs and increasing process efficiency







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JONES LANG LASALLE - PAGE - 15:




             LOWER 2002 REVENUES CUSHIONED BY COST SAVINGS



$MM (except per share data)

                                      Q3 YTD Actual
                                 ----------------------   % Change
                                   2002          2001     Prior Year
                                 --------      --------   ----------

Revenue                           $  560        $  618        (9.4%)

Operating Expenses                   534           614       (13.0%)

OPERATING INCOME                      26             4       550.0%

Interest Expense                      13            15       (13.3%)

Income Tax Expense                     3             1       200.0%

Minority Interest and Other          --              1      (100.0%)

NET INCOME                        $   10        $  (13)        --

EPS                               $ 0.31        $(0.42)        --
                                  ------        ------       ------

EBITDA                            $   52        $   39        33.3%
                                  ======        ======       ======






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JONES LANG LASALLE - PAGE - 16:



                       CASH FLOW REMAINS STRONG



                                                2002          2002
                                               Revised      Original
$MM                                            Forecast     Guidance
                                               --------     --------

EBITDA                                          $  110       $  150

Interest Expense                                    18           21
                                                ------       ------

Income Tax Expense                                  16           37

    Free Cash Flow                              $   76       $   92

Uses:

Debt Pay Down                                   $   20       $   20

Co-Investment                                       16           19

Capital Expenditures                                18           28

                                                ------       ------

Working Capital                                 $   22       $   28






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JONES LANG LASALLE - PAGE - 17:




                         2002 REVISED OUTLOOK



           .     Revised 2002 EPS guidance of $1.00 to $1.20


           .     EBITDA approximately $110 million


           .     Effective tax rate of 36%; down from 42% in 2001


           .     Debt paid down in excess of $20 million






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JONES LANG LASALLE - PAGE - 18:




                     [ JONES LANG LASALLE - LOGO ]



             APPENDIX - Broad Range of Integrated Services





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JONES LANG LASALLE - PAGE - 19:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Property       . 530 million    . Annuity type      . Agency Leasing
Management       s.f.             management fees
(Investors)                       paid monthly      . Project &
                                  or quarterly        Development
                                                      Management

                                                    . Investment
                                                      Management


-------------------------------------------------------------------------


Property       . 195 million    . Annuity type      . Project &
Management       s.f.             management fees     Development
(Corporates)     (2000 Combined   paid quarterly      Management
                 Property Man-
                 agement - 700                      . Tenant
                 million sq ft)                       Representation


-------------------------------------------------------------------------


Project &      . $2.3 billion   . Strategic         . Property
Development      of construction  Alliances           Management
Management       costs                                (Investors)
                 (2000: $1.9    . Percentage of
                 billion)         construction      . Property
                                  costs               Management
                                                      (Corporates)

                                                    . Tenant
                                                      Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 20:




                  BROAD RANGE OF INTEGRATED SERVICES



-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Tenant         . 3,300 trans-   . 80% "recurring"   . Project &
Representation   actions          income from         Development
                 33 million       strategic           Management
                 sq ft            alliances
                 (2000: 2,800
                 transactions                       . Property
                 and 34 million                       Management
                 sq ft)                               (Corporates)


-------------------------------------------------------------------------

Agency         . 9,100 trans-   . Recurring income  . Property
Leasing          actions          sourced from        Management
                 82 million s.f.  Property Manage-    (Investors)
                 (2000: 12,300    ment and
                 transactions     Investment        . Investment
                 and 121 million  Management          Management
                 sq ft)

-------------------------------------------------------------------------


Capital        . 1,300 trans-   . One-time trans-   . Investment
Markets          actions          action fees, but    Management
                 $19 billion of   repeat client
                 value (2000:     business          . Property
                 1,700 trans-                         Management
                 actions and
                 $20 billion                        . Tenant
                 of value)                            Representation

-------------------------------------------------------------------------


Valuation &    . 29,400 valua-  . Regular repeat    . Property
Consulting       tions            valuation fees      Management
                 (2000: 29,000)   tied to asset       (Corporates)
                                  value
                                                    . Capital Markets
                                . Consulting
                                  fixed fee or      . Tenant
                                  hourly rates        Representation


-------------------------------------------------------------------------






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JONES LANG LASALLE - PAGE - 21:




                  BROAD RANGE OF INTEGRATED SERVICES



INVESTMENT MANAGEMENT

-------------------------------------------------------------------------
                  2001                              Primary
Business Unit  Statistics       Revenue Type        Business Synergies
-------------------------------------------------------------------------


Direct         . $17.8 billion  . Contractual base  . Capital Markets
Investments      of assets under  fees (% of assets)
                 management                         . Property
                 (2000: $18.0   . Acquisition fees    Management
                 billion)                             (Investors)
                                . Performance fees
                                                    . Project &
                                . Long-term client    Development
                                  relationships       Management
                                  ( >5 years )
                                                    . Agency Leasing


-------------------------------------------------------------------------

Indirect       . $4.4 billion   . Contractual base  . N/A
Investment       of assets under  fees (% of assets)
                 management
                 (2000: $4.5    . Performance fees
                 billion)


-------------------------------------------------------------------------





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JONES LANG LASALLE - PAGE - 22:




                     [ JONES LANG LASALLE - LOGO ]



          APPENDIX II - September YTD Performance - Adjusted




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JONES LANG LASALLE - PAGE - 23:




             LOWER 2002 REVENUES CUSHIONED BY COST SAVINGS



$MM (except per share data)

                                      Q3 YTD Actual
                                 ----------------------
                                   2002          2001     % Change
                                  (1) (2)         (2)     Prior Year
                                 --------      --------   ----------

Revenue                           $  560        $  618        (9.4%)

Operating Expenses                   533           586        (9.0%)

ADJUSTED OPERATING INCOME             27            32       (15.6%)

Interest Expense                      13            15       (13.3%)

Income Tax Expense                     5             7       (28.6%)

Minority Interest                      1             1          --

ADJUSTED NET INCOME               $    8        $    9       (11.1%)

ADJUSTED EPS                      $ 0.25        $ 0.30       (16.7%)

                                  ------        ------       ------

ADJUSTED EBITDA                   $   54        $   67       (19.4%)
                                  ======        ======       ======





Notes:     (1)   Excludes cumulative effect of change in accounting
                 principle related to SFAS 142.

           (2)   Adjusted to exclude non-operating charges






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JONES LANG LASALLE - PAGE - 24:




Some of the information contained herein is forward looking or time sensitive. Jones Lang LaSalle undertakes no obligation to update any of this information. Factors that could cause actual results to vary should be reviewed in reports filed with the Securities and Exchange Commission.